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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 30, 2006

                              -------------------
                                  PROTEO, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-32849                  88-0292249
(State of other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

              2102 BUSINESS CENTER DRIVE, IRVINE, CALIFORNIA 92612
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (949) 253-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
                               -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On November 30, 2006, we were informed by Squar, Milner, Miranda & Williamson, LLP ("Squar Milner"), our independent registered public accounting firm, as follows:

Squar Milner has consummated a merger with Peterson & Co., LLP ("Peterson"). Peterson is located in San Diego, California, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner Peterson").

We are required to file this Form 8-K as notification that Squar Milner Peterson succeeds Squar Milner as our independent registered auditor.

Squar Milner's reports on our consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion.

During the two years ended December 31, 2005 and the subsequent interim period preceding the change from Squar Milner to Squar Milner Peterson, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused them to make reference thereto in their reports on our consolidated financial statements.

We have notified the members of our Board of Directors of the facts set forth in this report on Form 8-K, including the appointment of Squar Milner Peterson as our independent registered auditor and no member has disapproved of this appointment.

We have provided Squar Milner with a copy of the foregoing disclosures. A copy of Squar Milner's letter required by Item 304(a)(3) of Regulation S-B is included with this report.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS. The following material is filed as an exhibit to this Current Report on Form 8-K:

EXHIBIT
NUMBER

16       Letter regarding change in certifying accountant.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PROTEO, INC.


Date: December 4, 2006                           By:  /s/  Birge Bargmann
                                                 ----------------------------
                                                 Birge Bargmann
                                                 Chief Executive Officer


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